UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2020

Date of reporting period:  6/30/2020

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
(SPE)
Semi-Annual Report
For the six months ended
June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC, at 1-800-937-5449.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC, at 1-800-937-5449. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Special Opportunities Fund, Inc.

Managed Distribution Plan (unaudited)

On March 4, 2019, the Special Opportunities Fund (the “Fund”) received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, on April 1, 2019, the Fund announced its Board of Directors formally approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

In January 2020, the Fund began to make monthly distributions to common stockholders at an annual rate of 7%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

With each distribution, the Fund will issue a notice to stockholders which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price as well as other information about the Fund will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

August 31, 2020

Dear Fellow Shareholder:

The Board of Directors of Special Opportunities Fund has adopted a managed distribution plan.  Thus far in 2020, the Fund has paid, and intends to continue to pay, monthly distributions to common shareholders at an annual rate of at least 7% (or $0.094  per month), based on the net asset value (NAV) of ($16.06) of the Fund’s common shares as of December 31, 2019.  That represents an increase of 1% from the previous distribution rate of 6% per annum.  The actual sources of the monthly distributions for tax reporting purposes cannot be determined until after the end of the year, at which time the Fund will provide you with a Form 1099-DIV that will tell you how to report them for federal income tax purposes.

In the first half of 2020, the market took a wild ride, falling about 20% in the first quarter and then rising about the same amount in the second quarter.  The Fund significantly underperformed the S&P 500 Index in the first half of 2020, primarily due to widening discounts on our core holdings of closed-end funds and business development companies (BDCs) and investments in sectors like natural resources and commercial real estate that suffered disproportionately.  As of June 30, 2020, the Fund’s NAV per common share was $12.98 vs. $16.06 as of December 31, 2019.  Assuming the reinvestment of dividends, the NAV declined by 15.51% in the first half of 2020 compared to a decline of 3.08% for the S&P 500 Index.  Since June 30th, the Fund’s NAV has performed roughly in line with the S&P 500 Index, which has continued its rise.

Updates on Some Significant Positions

As of June 30, 2020, the Fund held relatively large positions in five closed-end funds with diversified portfolios primarily in U.S. equities, and whose shares are trading at double-digit discounts to their NAV.  They were Central Securities (CET), General American Investors (GAM), Boulder Growth & Income (BIF), Source Capital (SOR), and Adams Diversified Equity (ADX).  We see these investments as a way to get broad-based exposure to U.S. equities at a discount.

Although general discount widening of the shares of BDCs hurt our performance in the first half of 2020, we continue to find many of them attractive.  There have been promising developments related to some of the BDCs we have mentioned in previous letters.  Garrison Capital (GARS) announced that it will merge with Portman Ridge Finance (PTMN).  Both of these BDCs were trading at very large discounts to NAV and their shares have been on the rise since the merger was announced.  Also, MVC Capital (MVC), a long term holding for the Fund, recently announced a merger with Barings BDC (BBDC), a well-regarded BDC that the Fund also owns.  (Full disclosure: Jerry Hellerman and I serve on the board of MVC.)  MVC’s shares moved up about 15% on the announcement.  Crescent Capital BDC, f/k/a Alcentra Capital, another BDC we own that is managed by a

Special Opportunities Fund, Inc.

reputable firm, trades at a discount of more than 30% and yields about 13% on current market price.  A number of BDCs, including BBDC, have been repurchasing their shares in the market.  Going forward, we hope to see some narrowing of the current very wide discounts for BDC shares.  Otherwise, their shareholders will likely push management to take more aggressive measures to enhance shareholder value.

After emerging from bankruptcy, Emergent Capital (EMGC.PK) was left with a subsidiary that owns a 27.5% interest in a large portfolio of life insurance policies that are performing well.  The Fund continues to have a position in the secured and convertible notes issued by Emergent.  They are paying interest but are illiquid.  We think Emergent is likely to restructure its debt in the next year or so, in which case we should be able to monetize our notes.

Another holding of the Fund, Hill International (HIL) is a construction management firm that has been under new management since mid-2017.  Unfortunately, Hill is still a work in progress.  If it can reduce expenses and rationalize its business, we and other large shareholders would ultimately like to see Hill sold.

Brookfield DTLA Fund Office Trust Investor Inc. (DTLA-) has been hurt by the Covid-19 pandemic in the first half on 2020.  The company owns several high-rise office buildings and a shopping mall in downtown Los Angeles.  The Fund owns DTLA’s 7.625% Series A Cumulative Redeemable Preferred Stock, which has not paid dividends for several years.  The current stock price of the preferred shares is less than 40% of their liquidating value, i.e., the sum of their face value and accrued dividends.  The common stockholders cannot receive any distributions until the accrued dividends are paid.  Andy Dakos and I have seats on DTLA’s board.  We believe Brookfield is doing the best it can to preserve the value of DTLA’s properties in a difficult economic environment.  One possible bright spot is that the pandemic may cause DTLA’s common stockholders to push management to pursue an exit, which would include retiring the preferred stock at a premium to the current market price.

The Fund has a significant position in Vertical Capital Income Fund (VCIF) which converted from a non-traded interval fund to a closed-end fund in June 2019.  VCIF’s portfolio consists entirely of residential mortgage loans.  At VCIF’s 2019 annual meeting, Bulldog Investors, the Fund’s investment advisor,  narrowly failed in its attempt to solicit enough proxies to defeat the approval of a new advisory agreement.  VCIF’s NAV has held up well despite the pandemic, but the trading discount of its shares remains unacceptably wide.  Bulldog agreed not to conduct another proxy contest for board seats this year in exchange for adding a trustee we identified who we think can work with the other trustees to determine how to best maximize shareholder value.

Last summer, Bulldog formed a group with Ancora Advisors to invest in Adams Natural Resources Fund (PEO).  The group is now the largest shareholder of PEO.  When the group first began buying PEO’s shares, the discount was about 16%.

Special Opportunities Fund, Inc.

In our last letter, we said that the group might engage in discussions with the Board of Directors about measures to address the disparity between the market price of PEO’s shares and their net asset value.  It did that, but management rejected the group’s proposals.  On June 26th the group completed a tender offer for PEO shares at a 12% discount.  On July 10th, we commenced a second tender offer.  This time, management responded by announcing that PEO would launch a self-tender offer for 20% of its outstanding shares at a 5% discount, which led the group to cancel its offer.  As a result, PEO shares are currently trading at a discount of less than 10%, their smallest discount in years.

The Fund is a member of a group that solicited proxies to oppose new management agreements for BrandywineGLOBAL – Global Income Opportunities Fund (BWG) and Western Asset Corporate Loan Fund (TLI), two funds managed by Legg Mason, which was acquired by Franklin Resources on July 31st.  We recently settled these proxy contests.  As a result, BWG will conduct a self-tender offer for 20% of its shares at 99% of NAV and TLI will propose that shareholders vote to dissolve it, which would eliminate any trading discount from NAV.

Although Bulldog is an activist firm, we are not always opposed to management.  In a July 13th press release, Eagle Growth and Income Opportunities Fund (EGIF) announced that it “has sold all of its portfolio holdings and the proceeds have been invested in a U.S. Treasury money market fund” and, as had previously been disclosed, would seek to dissolve and distribute its cash to shareholders.  The July 13th press release further stated that EGIF’s former investment advisor has threatened to sue the Fund.  As a result, rather than promptly winding up, EGIF will convert to a liquidating trust and a substantial amount of cash would be held and not distributed to shareholders until that potential claim is resolved.

EGIF’s announcement apparently disappointed investors fearful of litigation because the stock promptly sold off, presumably because of uncertainty as to how long it will take to resolve that claim and how much money EGIF might have to pay to resolve it.  However, based upon the allegations set forth in the press release and after consulting with legal counsel, we concluded that the claim was meritless.  We decided to buy shares of EGIF with the goal of engaging with its Trustees to develop a plan to deal with the former advisor’s potential claim.  Because of our extensive experience with litigation, we felt EGIF was worth more to us than to a passive investor and believed that we could be a catalyst to realizing its intrinsic value.  We have already reached out to the Board of EGIF and while we cannot disclose specifics, we are cautiously optimistic that EGIF can make significant progress by the end of this year toward the goal of distributing all of its cash to investors.  If so, we will enjoy a very substantial annualized return on our Fund’s invested capital.

Although they are still misunderstood by many investors, special purpose acquisition companies (SPACs), a/k/a blank check companies, have recently garnered much public attention.  Until it completes a transaction or liquidates, a

Special Opportunities Fund, Inc.

SPAC is a very low-risk investment with some optionality.  Consequently, we see SPACs as a great way to deploy the leverage provided by the Fund’s 3.5% convertible preferred stock.  We expect to generate an annualized rate of return in the mid to high single digits from a diversified portfolio of SPACs.  For example, the Churchill Group, led by Michael Klein, has sponsored four SPACs.  The first Churchill SPAC merged with Clarivate Analytics, whose stock has performed exceptionally well since then; another Churchill SPAC has announced an $11 billion merger, which has been viewed favorably by investors, with MultiPlan, Inc., a healthcare management company; a third Churchill SPAC is rumored to be in talks with Topgolf Entertainment Group.  As a result of Klein’s successful track record, there was significant demand for his latest SPAC, Churchill Capital IV (CCIV.U), the second largest SPAC ever issued at $1.8 billion.  We were able to get a good allocation of units in Churchill IV’s IPO and are optimistic that Klein can again deliver a transaction that will be favorably received by investors.  If so, our shares and our warrants should move up.  Of course, if Klein fails, we can always redeem our shares for our pro rata share of Churchill IV’s trust account, which should be at least as much as our original $10 per unit investment.  In sum, given the recent successful transactions produced by SPAC teams and the low likelihood of the units trading below the IPO price, we expect to continue to ride the SPAC train for as long as it is running.

Looking ahead, one group of closed-end funds that appears ripe for activism invests in energy-focused master limited partnerships (MLPs).  There are about 20 publicly traded MLP closed-end funds.  They are typically leveraged and all of them have blown up to one degree or another with the dramatic decline in oil prices.  Some have lost more than 90% of their original net asset value and in our opinion, are no longer viable.  In fact, a few have voluntarily proposed liquidating.  Almost all the MLP funds trade at a discount in excess of 20%.  Still, before we make any meaningful investment, we need to get a handle on how they are taxed, which can be different from other mutual funds.  Once we do that (which should be soon), we expect to begin to accumulate shares in one or more deeply discounted MLP funds.

Closed-end Fund Activism: The Saga Continues

In our last letter, we mentioned Dividend and Income Fund (DNI) as a poster child for horrible corporate governance.  DNI is controlled by the notoriously shareholder unfriendly Winmill clan and has a host of formidable anti-takeover provisions, including a share ownership limitation of 4.99%, a requirement that a nominee not approved by the incumbent trustees must obtain a vote of 75% of the outstanding shares to be elected as a trustee, and, in case such a nominee is miraculously elected as a trustee, discriminatory restrictions exist on his or her powers and privileges.  Likely because of Winmill’s shareholder-unfriendly reputation, DNI shares usually trade at a discount of more than 20% from NAV.  Bulldog conducted a proxy contest at DNI’s annual meeting to test the waters.  As

Special Opportunities Fund, Inc.

expected, we failed.  However, we are not ready to throw in the towel as we think one or more of DNI’s anti-takeover provisions may be illegal.  Stay tuned.

Unfortunately, the SEC, which is supposed to protect investors from fund insiders, recently signaled that it has effectively been captured by the closed-end fund industry.  Here is the story.  Section 18(i) of the Investment Company Act of 1940 states that “every share of stock … issued by a registered management company…shall be a voting stock and have equal voting rights with every other outstanding voting stock….”  A state control share statute (“CSS”) prohibits a shareholder that acquires more than 10% of a corporation’s outstanding shares from voting any shares above that amount.  In a 2010 well-reasoned letter (the “Boulder letter” at https://www.sec.gov/divisions/investment/noaction/2010/bouldertotalreturn111510.htm) the SEC’s Division of Investment Management concluded that a fund would violate Section 18(i) if it opted into a CSS.

On May 27, 2020, the staff issued a statement (https://www.sec.gov/investment/control-share-acquisition-statutes) withdrawing the Boulder letter and stating that a fund could opt into a CSS as long as, among other things, the board believed it was fulfilling its fiduciary duty.  The statement did not say that anything in the Boulder letter was incorrect, i.e., that a fund would not violate Section 18(i) by opting into a CSS.  I criticized the withdrawal of the Boulder letter in a podcast (https://aicalliance.org/goldstein-says-new-sec-ruling-puts-a-chill-on-shareholder-activism/) and in a comment letter (https://corpgov.law.harvard.edu/2020/08/08/comment-letter-on-control-shares-statutes-and-registered-investment-companies/).  Meanwhile, now that the staff has said it will look the other way, a number of closed-end funds have opted into Maryland’s CSS.

Investors can weigh in on this issue.  The staff has invited comments and I urge anyone that cares about shareholder democracy to send a comment via email about this discouraging development to IMOCC@sec.gov and insert “Control Share Statutes” in the subject line.

***

As always, we remind you that instruction forms for voting proxies for certain closed-end funds held by the Fund are available at http://www.specialopportunitiesfundinc.com/proxy_voting.html.  To be notified directly of such instances, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/2020

Net asset value returns	6 months	1 year	5 years	10 years
Special Opportunities Fund, Inc.	-15.51%	-8.44%	2.58%	6.47%

Market price returns
Special Opportunities Fund, Inc.	-19.63%	-9.55%	3.23%	6.68%

Index returns
S&P 500® Index	-3.08%	7.51%	10.73%	13.99%

Share price as of 6/30/2020
Net asset value				$12.98
Market price				$11.27

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/2020(1) (Unaudited)

	Value	Percent
Investment Companies	$101,780,545	92.27%
Special Purpose Acquisition Vehicles	36,616,059	33.20
Other Common Stocks	11,133,866	10.09
Preferred Stocks	4,753,841	4.31
Money Market Funds	3,338,778	3.03
Convertible Notes	1,913,011	1.73
Warrants	1,713,514	1.55
Senior Secured Notes	1,400,000	1.27
Corporate Notes	1,363,629	1.24
Rights	211,793	0.19
Liquidating Trusts	20,731	0.02
Total Investments	$164,245,767	148.90%
Other Assets in Excess of Liabilities	1,657,464	1.50
Preferred Stock	(55,599,400)	(50.40)
Total Net Assets	$110,303,831	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—92.27%
Closed-End Funds—85.27%
Aberdeen Asia-Pacific Income Fund, Inc.	407,108	$1,551,081
Aberdeen Emerging Markets Equity Income Fund, Inc.	161,825	979,041
Aberdeen Japan Equity Fund, Inc.	114,992	891,188
Adams Diversified Equity Fund, Inc.	209,433	3,122,646
Adams Natural Resources Fund, Inc.	78,272	889,170
ASA Gold and Precious Metals Ltd. (f)	62,609	1,096,910
Boulder Growth & Income Fund, Inc.	800,980	7,545,232
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	628,904	7,257,552
Central Securities Corp.	364,176	10,506,478
Delaware Investments Minnesota Municipal Income Fund II, Inc.	303,842	3,843,601
Dividend and Income Fund	350,673	3,569,851
Eagle Growth & Income Opportunities Fund	918	12,393
Eaton Vance Floating-Rate Income Plus Fund	195,124	2,698,565
First Trust Senior Floating Rate Income Fund II	13,584	147,930
Franklin Universal Trust	158,848	1,057,928
General American Investors Co., Inc.	287,339	9,142,150
Highland Global Allocation Fund/CEF	145,823	939,100
Japan Smaller Capitalization Fund, Inc.	363,423	2,841,968
Latin American Discovery Fund (a)	71,179	0
Morgan Stanley India Investment Fund, Inc.	123,103	1,999,193
Pioneer Diversified High Income Trust	149,192	1,792,691
Pioneer Floating Rate Trust	63,005	599,177
RMR Real Estate Income Fund	267,127	3,114,701
Royce Global Value Trust, Inc.	313,638	3,628,792
Royce Value Trust, Inc.	16,700	209,418
Source Capital, Inc.	171,349	5,668,790
SuRo Capital Corp.	436,493	3,697,096
Taiwan Fund, Inc.	188,956	4,007,757
The GDL Fund	77,054	634,154
The New Ireland Fund, Inc.	98,329	762,050
The Swiss Helvetia Fund, Inc.	61,192	479,745
Vertical Capital Income Fund	310,486	3,005,504
Voya Prime Rate Trust	150,414	612,185
Western Asset Corporate Loan Fund, Inc.	297,331	2,542,180
Western Asset Global High Income Fund, Inc.	9,085	84,036

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
Western Asset High Income Opportunity Fund, Inc.	267,871	$1,237,564
Western Asset Variable Rate Strategic Fund, Inc.	120,452	1,891,096
		94,058,913
Business Development Companies—7.00%
Barings BDC, Inc.	194,125	1,541,352
Crescent Capital BDC, Inc.	131,942	1,667,747
Equus Total Return, Inc. (a)	106,919	125,095
FS KKR Capital Corp.	18,976	265,668
FS KKR Capital Corp. II (a)	52,202	672,884
Garrison Capital, Inc.	480,021	1,622,471
MVC Capital, Inc.	239,975	1,567,037
THL Credit, Inc.	80,055	259,378
		7,721,632
Total Investment Companies (Cost $108,046,656)		101,780,545

PREFERRED STOCKS—4.31%

Capital Markets—0.53%
B. Riley Financial, Inc., 6.375%	28,000	586,880

Real Estate Investment Trusts—2.52%
Brookfield DTLA Fund Office Trust Investor, Inc.—Series A, 7.625%	171,723	2,776,761

Thrifts & Mortgage Finance—1.26%
Sachem Capital Corp., 7.125%	60,000	1,390,200
Total Preferred Stocks (Cost $6,670,241)		4,753,841

OTHER COMMON STOCKS—10.09%

Diversified Consumer Services—0.40%
Franchise Group, Inc.	20,000	437,600

Entertainment—0.02%
Scienjoy Holding Corp. (a)(f)	4,000	24,440

Food & Staples Retailing—1.10%
Village Super Market, Inc.	43,807	1,214,330

IT Services—0.01%
American Virtual Cloud Technologies, Inc. (a)	3,000	9,930

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
OTHER COMMON STOCKS—(continued)

Media—1.58%
Boston Omaha Corp. (a)	57,718	$923,488
TEGNA, Inc.	73,800	822,132
		1,745,620

Oil, Gas & Consumable Fuels—1.13%
Texas Pacific Land Trust	2,100	1,248,849

Professional Services—1.62%
Hill International, Inc. (a)	1,172,854	1,782,738

Real Estate Investment Trusts—0.64%
Brookfield Property REIT, Inc.	70,751	704,680

Real Estate Management & Development—2.54%
Griffin Industrial Realty, Inc.	35,454	1,920,543
The Howard Hughes Corp. (a)	12,000	623,400
Trinity Place Holdings, Inc. (a)	190,851	263,374
		2,807,317
Specialized Consumer Services—1.05%
Franchise Group, Inc. (a)(c)(e)	58,824	1,158,362
Total Other Common Stocks (Cost $16,597,881)		11,133,866

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—33.20% (a)
Acamar Partners Acquisition Corp. Units	2	21
Amplitude Healthcare Acquisition Corp.	158,800	1,588,000
Andina Acquisition Corp. III (f)	120,950	1,240,947
Apex Technology Acquisition Corp. Units	109,400	1,255,912
B. Riley Principal Merger Corp. II Units	115,054	1,347,282
CF Finance Acquisition Corp.	124,600	1,351,910
CHP Merger Corp. Units	100,000	1,013,000
Churchill Capital Corp. II Units	1	12
Churchill Capital Corp. III Units	50,000	565,500
DFP Healthcare Acquisitions Corp. Units	216,600	2,220,150
DiamondPeak Holdings Corp.	186,614	1,922,124
DiamondPeak Holdings Corp. Units	2	22
dMY Technology Group, Inc. Units	97,275	1,029,169
FinServ Acquisition Corp. Units	109,950	1,154,475
Flying Eagle Acquisition Corp. Units	123,850	1,442,852

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2020 (unaudited)

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
Fortress Value Acquisition Corp. Units	50,000	$515,000
Forum Merger II Corp.	36,724	604,110
Fusion Acquisition Corp. Units	50,000	508,000
Galileo Acquisition Corp. (f)	161,812	1,603,557
GigCapital3, Inc. Units	155,220	1,558,409
Gores Holdings IV, Inc. Units	131,700	1,369,680
Haymaker Acquisition Corp. II	70,141	725,959
Haymaker Acquisition Corp. II Units	1	11
Healthcare Merger Corp. Units	103,100	1,063,992
Hennessy Capital Acquisition Corp. IV	118,516	1,274,047
HL Acquisitions Corp. (f)	34,456	419,330
Juniper Industrial Holdings, Inc. Units	166,150	1,711,345
Landcadia Holdings II, Inc.	27,679	452,552
Live Oak Acquisition Corp. Units	51,700	518,034
Oaktree Acquisition Corp. Units (f)	116,425	1,245,748
Pivotal Investment Corp. II	137,924	1,399,929
Pivotal Investment Corp. II Units	1	10
PropTech Acquisition Corp. Units	72,500	768,500
RMG Acquisition Corp.	116,400	1,190,772
SC Health Corp. Units (f)	45,715	475,436
Schultze Special Purpose Acquisition Corp.	40,000	409,200
Software Acquisition Group, Inc.	99,934	1,004,337
Spartan Energy Acquisition Corp.	50,000	536,000
Thunder Bridge Acquisition II Ltd. (f)	111,953	1,130,725
Total Special Purpose Acquisition Vehicles (Cost $34,348,895)		36,616,059

	Shares
LIQUIDATING TRUSTS—0.02%
Crossroads Liquidating Trust (a)(c)(e)(g)	292,681	20,731
Total Liquidating Trusts (Cost $940,324)		20,731

	Principal
	Amount
CONVERTIBLE NOTES—1.73%
Emergent Capital, Inc. (b)(h)
5.000%, 02/15/2023	$3,206,898	1,913,011
Total Convertible Notes (Cost $3,103,135)		1,913,011

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2020 (unaudited)

	Principal
	Amount	Value
CORPORATE NOTES—1.24%
MVC Capital, Inc. (b)
6.250%, 11/30/2022	$57,540	$1,363,629
Total Corporate Notes (Cost $1,438,500)		1,363,629

SENIOR SECURED NOTES—1.27%
Emergent Capital, Inc. (b)(c)(e)
8.500%, 07/28/2021	1,600,000	1,400,000
Total Senior Secured Notes (Cost $1,600,000)		1,400,000

	Shares
WARRANTS—1.55% (a)
Acamar Partners Acquisition Corp.
Expiration: February 2026
Exercise Price: $11.50	26,666	34,799
Agba Acquisition Ltd.
Expiration: May 2024
Exercise Price: $11.50 (f)	51,750	14,749
Alberton Acquisition Corp.
Expiration: November 2023
Exercise Price: $11.50 (f)	70,000	18,200
American Virtual Cloud Technologies, Inc.
Expiration: August 2022
Exercise Price: $11.50	19,254	4,600
Amplitude Healthcare Acquisition Corp.
Expiration: December 2026
Exercise Price: $11.50	15,000	15,000
Andina Acquisition Corp. III
Expiration: March 2024
Exercise Price: $11.50 (f)	120,950	51,996
CF Finance Acquisition Corp.
Expiration: April 2025
Exercise Price: $11.50	30,000	40,500
Churchill Capital Corp. II
Expiration: July 2024
Exercise Price: $11.50	29,554	85,411
DiamondPeak Holdings Corp.
Expiration: April 2024
Exercise Price: $11.50	62,199	109,470

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
WARRANTS—(continued)
Emergent Capital, Inc.
Expiration: July 2025
Exercise Price: $0.00 (c)(e)	640,000	$0
Forum Merger II Corp.
Expiration: September 2025
Exercise Price: $11.50	43,929	206,466
Galileo Acquisition Corp.
Expiration: October 2026
Exercise Price: $11.50 (f)	187,412	108,699
GigCapital2, Inc.
Expiration: July 2024
Exercise Price: $11.50	152,250	75,357
Graf Industrial Corp.
Expiration: December 2025
Exercise Price: $11.50	31,371	71,526
Haymaker Acquisition Corp. II
Expiration: October 2026
Exercise Price: $11.50	13,447	20,977
Hennessy Capital Acquisition Corp. IV
Expiration: September 2025
Exercise Price: $11.50	75,000	82,500
HL Acquisitions Corp.
Expiration: July 2023
Exercise Price: $11.50 (f)	8,615	19,470
International General Insurance Holdings Ltd.
Expiration: March 2025
Exercise Price: $11.50 (f)	113,800	38,681
KBL Merger Corp. IV
Expiration: January 2024
Exercise Price: $11.50	275,000	84,810
Landcadia Holdings II, Inc.
Expiration: May 2026
Exercise Price: $11.50	6,472	34,949
Legacy Acquisition Corp.
Expiration: November 2022
Exercise Price: $11.50	118,750	58,188
LF Capital Acquisition Corp.
Expiration: June 2023
Exercise Price: $11.50	124,850	112,365
Longevity Acquisition Corp.
Expiration: July 2025
Exercise Price: $11.50 (f)	63,286	12,651

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
WARRANTS—(continued)
Monocle Acquisition Corp.
Expiration: June 2024
Exercise Price: $11.50	29,751	$19,363
Netfin Acquisition Corp.
Expiration: August 2024
Exercise Price: $11.50 (f)	28,280	46,840
Pivotal Investment Corp. II
Expiration: June 2025
Exercise Price: $11.50	8,333	6,583
RMG Acquisition Corp.
Expiration: February 2026
Exercise Price: $11.50	38,800	38,024
SC Health Corp.
Expiration: August 2024
Exercise Price: $11.50 (f)	50,300	54,324
Schultze Special Purpose Acquisition Corp.
Expiration: December 2023
Exercise Price: $11.50	30,000	38,700
Scienjoy Holding Corp.
Expiration: February 2024
Exercise Price: $11.50 (f)	37,905	4,454
Software Acquisition Group, Inc.
Expiration: October 2026
Exercise Price: $11.50	49,967	44,975
Trident Acquisitions Corp.
Expiration: June 2021
Exercise Price: $11.50	175,020	80,509
Tuscan Holdings Corp.
Expiration: April 2026
Exercise Price: $11.50	23,194	13,569
Tuscan Holdings Corp. II
Expiration: July 2025
Exercise Price: $11.50	120,016	64,809
Total Warrants (Cost $866,506)		1,713,514

RIGHTS—0.19% (a)
Agba Acquisition Ltd. (Expiration: August 16, 2020) (f)	51,750	8,285
Alberton Acquisition Corp. (Expiration: October 26, 2020) (f)	70,000	18,193
Andina Acquisition Corp. III (Expiration: July 31, 2020) (f)	120,950	30,238
GigCapital2, Inc. (Expiration: December 10, 2020)	152,250	41,092

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
RIGHTS—(continued)
HL Acquisitions Corp. (Expiration: July 2, 2020) (f)	34,456	$32,578
KBL Merger Corp. IV	275,000	68,750
Longevity Acquisition Corp. (Expiration: November 30, 2020) (f)	63,286	12,657
Total Rights (Cost $229,258)		211,793

MONEY MARKET FUNDS—3.03%
Fidelity Institutional Government Portfolio—Class I, 0.060% (d)	1,669,389	1,669,389
STIT-Treasury Portfolio—Institutional Class, 0.080% (d)	1,669,389	1,669,389
Total Money Market Funds (Cost $3,338,778)		3,338,778
Total Investments (Cost $177,180,174)—148.90%		164,245,767
Other Assets in Excess of Liabilities—1.50%		1,657,464
Preferred Stock—(50.40)%		(55,599,400)
TOTAL NET ASSETS—100.00%		$110,303,831

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at June 30, 2020.
(c)	Fair valued securities. The total market value of these securities was $2,579,093, representing 2.34% of net assets. Value determined using significant unobservable inputs.
(d)	The rate shown represents the seven-day yield at June 30, 2020.
(e)	Illiquid securities. The total market value of these securities was $2,579,093, representing 2.34% of net assets.
(f)	Foreign-issued security.
(g)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(h)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $1,913,011, represents 1.73% of net assets.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Schedule of securities sold short—June 30, 2020 (unaudited)

	Shares	Value
SECURITIES SOLD SHORT – (0.70)%
EXCHANGE TRADED FUNDS – (0.70)%
iShares MSCI India ETF	26,679	$(774,224)
Total Exchange Traded Funds (Proceeds $626,643)		(774,224)
Total Securities Sold Short (Proceeds $626,643)		$(774,224)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2020 (unaudited)

Assets:
Investments, at value (Cost $177,180,174)	$164,245,767
Cash	11,500
Receivables:
Investments sold	3,061,184
Dividends and interest	278,260
Deposits for short sales at broker	1,052,442
Other assets	94,940
Total assets	168,744,093

Liabilities:
Securities sold short, at value (proceeds $626,643)	774,224
Preferred dividends accrued not yet declared	47,998
Payables:
Investments purchased	1,750,189
Advisory fees	138,092
Administration fees	21,530
Chief Compliance Officer fees	4,860
Director fees	17,355
Fund accounting fees	6,458
Custody fees	3,668
Transfer Agent fees	3,764
Legal fees	35,352
Audit fees	26,348
Reports and notices to shareholders	11,024
Total liabilities	2,840,862

Preferred Stock:
3.50% Convertible Preferred Stock – $0.001 par value, $25 liquidation value per share;
2,223,976 shares outstanding
Total preferred stock	55,599,400
Net assets applicable to common shareholders	$110,303,831

Net assets applicable to common shareholders:
Common stock – $0.001 par value per common share; 199,995,800 shares authorized;
8,500,968 shares issued and outstanding, 14,343,863 shares held in treasury	$349,285,086
Cost of shares held in treasury	(220,518,502)
Total distributable earnings (deficit)	(18,462,753)
Net assets applicable to common shareholders	$110,303,831
Net asset value per common share ($110,303,831 applicable to
8,500,968 common shares outstanding)	$12.98

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six months
ended June 30, 2020
(unaudited)
Investment income:
Dividends	$2,605,090
Interest	212,001
Total investment income	2,817,091

Expenses:
Investment advisory fees	837,333
Directors’ fees and expenses	103,464
Administration fees and expenses	54,706
Legal fees and expenses	43,513
Stock exchange listing fees	30,298
Compliance fees and expenses	28,282
Audit fees	26,354
Accounting fees and expenses	20,412
Reports and notices to shareholders	18,139
Insurance fees	14,560
Transfer agency fees and expenses	11,332
Custody fees and expenses	10,405
Dividends on short positions	4,923
Other expenses	10,244
Net expenses	1,213,965
Net investment income	1,603,126

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	(3,701,802)
Short transactions	(198,166)
Foreign currency translations	—
Distributions received from investment companies	45,127
Net realized loss	(3,854,841)
Change in net unrealized appreciation (depreciation) on:
Investments	(18,033,705)
Short transactions	(147,581)
Foreign currency translations	—
Net realized and unrealized losses from investment activities	(22,036,127)
Decrease in net assets resulting from operations	(20,433,001)
Distributions to preferred stockholders	(972,990)
Net decrease in net assets applicable to common shareholders
resulting from operations	$(21,405,991)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six months
ended June 30, 2020
(unaudited)
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$(20,433,001)
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(65,198,862)
Proceeds from sales of investments	55,839,105
Net purchases and sales of short-term investments	16,897,260
Proceeds from corporate actions	605,636
Accretion of discount	(16,346)
Decrease in dividends and interest receivable	416,804
Increase in deposits at broker for short sales	(1,052,442)
Increase in receivable for investments sold	(3,040,817)
Increase in other assets	(70,551)
Proceeds from securities sold short	1,528,151
Purchases to cover securities sold short	(1,099,674)
Decrease in payable for investments purchased	(642,260)
Increase in payable to Adviser	(27,654)
Decrease in accrued expenses and other liabilities	(7,567)
Net distributions received from investment companies	45,127
Net realized losses from investments and foreign currency translations	3,656,675
Net realized losses from short transactions	198,166
Net change in unrealized depreciation of investments	18,033,705
Net change in unrealized depreciation of short transactions	147,581
Net cash provided by operating activities	5,779,036

Cash flows from financing activities:
Distributions paid to common shareholders	(4,794,546)
Distributions paid to preferred shareholders	(972,990)
Net cash used in financing activities	(5,767,536)
Net change in cash	$11,500

Cash:
Beginning of period	—
End of period	$11,500

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30, 2020	year ended
	(unaudited)	December 31, 2019
From operations:
Net investment income	$1,603,126	$2,627,371
Net realized gain (loss) from:
Investments	(3,701,802)	10,864,902
Short transactions	(198,166)	—
Foreign currency translations	—	(94,654)
Distributions received from investment companies	45,127	2,145,316
Net change in unrealized appreciation (depreciation) on:
Investments	(18,033,705)	13,635,518
Short transactions	(147,581)	—
Foreign currency translations	—	53,116
Net increase (decrease) in net assets resulting from operations	(20,433,001)	29,231,569

Distributions paid to preferred shareholders:
Net dividends and distributions	(972,990)	(1,945,979)
Total dividends and distributions paid to preferred shareholders	(972,990)	(1,945,979)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	(21,405,991)	27,285,590

Distributions paid to common shareholders:
Net dividends and distributions	(1,463,406)	(7,954,271)
Return of capital	(3,331,140)	—
Total dividends and distributions paid to common shareholders	(4,794,546)	(7,954,271)
Net increase (decrease) in net assets applicable
to common shareholders	(26,200,537)	19,331,319

Net assets applicable to common shareholders:
Beginning of period	136,504,368	117,173,049
End of period	$110,303,831	$136,504,368

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year/period is presented below:

For the six months
ended June 30, 2020
(unaudited)
Net asset value, beginning of year/period	$16.06
Net investment income (loss)(1)	0.27
Net realized and unrealized gains (losses) from investment activities	(2.68)
Total from investment operations	(2.41)
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	(0.11)
Net realized gains from investment activities	—
Net Increase (decrease) in net assets attributable to common
stockholders resulting form operations	(2.52)
Dividends and distributions paid to common shareholders from:
Net investment income	(0.17)
Net realized gains from investment activities	—
Return of capital	(0.39)
Total dividends and distributions paid to common shareholders	(0.56)
Anti-Dilutive effect of Common Share Repurchase	—
Dilutive effect of reinvestment of distributions by common shareholders	—
Net asset value, end of year/period	$12.98
Market value, end of year/period	$11.27
Total net asset value return(2)(6)	-15.51%
Total market price return(3)	-19.63%
Ratio to average net assets attributable to common shares:
Ratio of expenses to average net assets(4)	2.16%
Ratio of net investment income to average net assets(1)	2.86%
Supplemental data:
Net assets applicable to common shareholders, end of year/period (000’s)	$110,304
Liquidation value of preferred stock (000’s)	$55,599
Portfolio turnover(6)	35%
Preferred Stock:
Total Shares Outstanding	2,223,976
Asset coverage per share of preferred shares, end of year/period	$75

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2019	2018	2017	2016	2015
$13.78	$16.70	$15.56	$15.11	$16.94
0.31	(0.18)	0.44	0.63	0.41
3.13	(1.06)	2.26	0.64	(1.09)
3.44	(1.24)	2.70	1.27	(0.68)

(0.05)	(0.08)	(0.10)	(0.06)	—
(0.18)	(0.15)	(0.13)	(0.02)	—

3.21	(1.47)	2.47	1.19	(0.68)

(0.20)	(0.26)	(0.33)	(0.58)	(0.35)
(0.73)	(1.15)	(1.00)	(0.23)	(0.84)
—	(0.04)	—	—	—
(0.93)	(1.45)	(1.33)	(0.81)	(1.19)
—	—	0.00 (5)	0.07	0.08
—	—	—	—	(0.04)
$16.06	$13.78	$16.70	$15.56	$15.11
$14.73	$11.84	$14.88	$13.65	$13.20
23.72%	-8.79%	15.93%	8.45%	-3.47%
32.93%	-10.55%	18.71%	9.51%	-6.13%

1.99%	1.92%	1.92%	1.75%	1.50%
2.01%	0.27%	2.45%	3.61%	2.40%

$136,504	$117,173	$141,946	$132,367	$151,426
$55,599	$55,599	$55,599	$55,599	N/A
75%	66%	59%49%	48%

2,223,976	2,223,976	2,223,976	2,223,976	N/A
$86	$78	$89	$85	N/A

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Less than 0.5 cents per share.
(6)	Not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

reviewed in order to make a good faith determination of a security’s fair value.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 28.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)*	Total
Investment Companies
Closed-End Funds	$94,058,913	$—	$—	$94,058,913
Business Development
Companies	7,721,632	—	—	7,721,632
Preferred Stocks
Capital Markets	586,880	—	—	586,880
Real Estate Investment Trusts	2,776,761	—	—	2,776,761
Thrifts & Mortgage Finance	1,390,200	—	—	1,390,200
Other Common Stocks
Diversified Consumer Services	437,600	—	—	437,600
Entertainment	24,440	—	—	24,440
Food & Staples Retailing	1,214,330	—	—	1,214,330
IT Services	9,930	—	—	9,930
Media	1,745,620	—	—	1,745,620
Oil, Gas & Consumable Fuels	1,248,849	—	—	1,248,849
Professional Services	1,782,738	—	—	1,782,738
Real Estate Investment Trusts	704,680	—	—	704,680
Real Estate
Management & Development	2,807,317	—	—	2,807,317
Specialized Consumer Services	—	—	1,158,362	1,158,362
Special Purpose
Acquisition Vehicles	30,255,450	6,360,609	—	36,616,059
Liquidating Trusts	—	—	20,731	20,731
Convertible Notes	—	1,913,011	—	1,913,011
Corporate Notes	—	1,363,629	—	1,363,629
Senior Secured Notes	—	—	1,400,000	1,400,000
Warrants	1,698,514	15,000	0	1,713,514
Rights	211,793	—	—	211,793
Money Market Funds	3,338,778	—	—	3,338,778
Total	$152,014,425	$9,652,249	$2,579,093	$164,245,767
Liabilities:
Securities Sold Short	$(774,224)	$—	$—	$(774,224)

*	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The fair value of derivative instruments as reported within the Schedule of Investments as of June 30, 2020:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$1,713,514

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2020:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Gain	$103,352
	on Investments

Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized	$1,019,730
	appreciation of investments

The average monthly share amount of warrants during the period was 3,280,046. The average monthly market value of warrants during the period was $1,043,524.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Other Common	Liquidating	Senior
Category	Stocks	Trusts	Secured Notes	Warrants

Balance as of 12/31/2019	$—	$98,945	$1,400,000	$0

Acquisitions	1,000,006	—	—	—

Dispositions	—	(20,719)	—	—

Transfers into (out of) Level 3	—	—	—	—

Corporate Actions	—	—	—	—

Realized Gain (Loss)	—	(473,422)	—	—

Change in unrealized
appreciation (depreciation)	158,356	415,927	—	—

Balance as of 6/30/2020	$1,158,362	$20,731	$1,400,000	$0

Change in unrealized
appreciation (depreciation) during
the period for Level 3 investments
held at June 30, 2020	$158,356	$(63,415)	$—	$—

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2020:

	Fair Value	Valuation
Category	June 30, 2020	Methodologies	Unobservable Input	Range

Other Common Stocks	$1,158,362	Last trade price	Financial Assessments/	$5.82 – 23.247
		less 10% haircut	Company
		(Shares un-registered)	Announcements

Liquidating Trusts	20,731	Last Traded Price	Financial Assessments/	0.05 – 0.2875
			Company
			Announcements and
			Discount to
			Liquidation Value

Senior Secured Notes	1,400,000	Company-Specific	Terms of the	87.50
		Information	Note/ Financial
			Assessments/ Company
			Announcements

Warrants	0	Last Traded Price	Market Assessments	0.00

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Special Purpose Acquisition Companies—The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—On March 4, 2019, the Fund received authorization from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. In January 2020, the Fund began to make monthly distributions to common stockholders at an annual rate of 7%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 3.50% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Effective January 1, 2020, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $45,000, paid pro rata, quarterly plus $5,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman receive $5,000, and the Corporate Governance Committee Chairman receive $3,000.  Effective April 1, 2020, for serving the Fund as Chief Compliance Officer (“CCO”), Stephanie Darling receives annual compensation in the amount of $54,000.  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
At June 30, 2020, 2,223,976 shares of 3.50% Convertible Preferred Stock were outstanding. The holders of Convertible Preferred Stock may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $13.910 per share of common stock (which is a current ratio of 1.7972 shares of common stock for each share of Convertible Preferred Stock held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, August 19, 2021, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Stock, the market price of the common stock is equal to or greater than $16.91 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $13.910 per share of common stock (which is a current ratio of 1.7972 shares of common stock for each share of Convertible Preferred Stock held), subject to adjustment upon the occurrence of certain events.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the six months ended June 30, 2020, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $65,198,862 and $55,839,105, respectively.  The Fund did not purchase or sell U.S. government securities during the six months ended June 30, 2020.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 5
Capital share transactions
During the six months ended June 30, 2020, there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2019, there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2018, there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2017, the Fund purchased 7,582 shares of its capital stock in the open market at a cost of $118,039. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 10.44%.

During the year ended December 31, 2016, the Fund purchased 362,902 shares of its capital stock in the open market at a cost of $4,661,968. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.50%.

The Fund announced on September 21, 2016 that it was offering to purchase up to 1.15 million common shares of the Fund at 97% of the net asset value (NAV) per common share with the right to purchase up to an additional 2% of the outstanding shares. The offer expired October 21, 2016 and because the number of shares tendered exceeded the amount offered to be purchased, the proration was 17.98%.

During the year ended December 31, 2015, the Fund issued 261,013 shares for the reinvestment of distributions.  During the same period the Fund purchased 405,015 shares of its capital stock in the open market at a cost of $5,921,562. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.63%.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The tax character of distributions paid to shareholders during the six months ended June 30, 2020 and the fiscal year ended December 31, 2019 were as follows:

	For the six	For the
	months ended	year ended
Distributions paid to common shareholders from:	June 30, 2020*	December 31, 2019
Ordinary income	$1,463,406	$2,868,971
Long-term capital gains	—	5,085,300
Return of capital	3,331,140	—
Total distributions paid	$4,794,546	$7,954,271

	For the six	For the
	months ended	year ended
Distributions paid to preferred shareholders from:	June 30, 2020*	December 31, 2019
Ordinary income	$972,990	$701,882
Long-term capital gains	—	1,244,097
Total distributions paid	$972,990	$1,945,979

*
The tax characteristics of the distributions paid for the six months ended June 30, 2020 are estimates based on information available at this time and may be subject to change. The classifications of these distributions for federal income tax purposes are expected to be determined after the Fund’s fiscal year ending December 31, 2020 and the exact amount is not estimable as of June 30, 2020.

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2019.

The following information is presented on an income tax basis as of December 31, 2019:
Tax cost of investments	$189,462,696
Unrealized appreciation	13,856,099
Unrealized depreciation	(9,210,728)
Net unrealized appreciation	4,645,371
Undistributed ordinary income	—
Undistributed long-term gains	3,092,413
Total distributable earnings	3,092,413
Other accumulated/gains losses and other temporary differences	—
Total accumulated gains	$7,737,784

There were no reclassifications made between total distributable earnings and paid-in capital.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2019, the Fund had no post October losses.

At December 31, 2019, the Fund did not have capital loss carryforwards.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2018), or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7
Recent Market Events
U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic; which has resulted in related public health issues, growth concerns in the U.S. and overseas, temporary and permanent layoffs in the private sector, rising unemployment claims, and reduced consumer spending, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events, such as the upcoming U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Fund’s investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Note 8
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available on the Fund’s website. Please see the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Tax information
The Fund designated 27.97% of its ordinary income distribution for the year ended December 31, 2019, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2019, 26.44% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 40.90% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s Web site at http://www.sec.gov.  Additionally, you may obtain copies of Forms N-PORT from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2020.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, Brookfield
(54)	as of	Since	2009; Principal of the general		DTLA Fund Office
	October	2009	partner of several private		Trust Investor, Inc.;
	2009.		investment partnerships in the		Trustee, Crossroads
			Bulldog Investors group		Liquidating Trust;
			of private funds.		Trustee, High
Income Securities
Fund; Chairman,
Swiss Helvetia
Fund, Inc.; Director,
Director, Emergent
Capital, Inc. (until
2017); Director,
Mexico Equity and
Income Fund, Inc.
(until 2015).

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, Mexico
(75)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.; Director,
	as of		investment partnerships in the		MVC Capital, Inc.;
	October		Bulldog Investors group of		Director, Brookfield
	2009.		private funds.		DTLA Fund Office
Trust Investor, Inc.;
Trustee, Crossroads
Liquidating Trust;
Chairman, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

INDEPENDENT DIRECTORS

Gerald Hellerman	—	1 year;	Managing Director of Hellerman	1	Director, Mexico
(82)		Since	Associates (a financial and		Equity and Income
		2009	corporate consulting firm) since		Fund, Inc.; Director,
			1993 (which terminated activities		MVC Capital, Inc.;
			as of December, 31, 2013).		Trustee, Crossroads
Liquidating Trust;
Trustee, Fiera
Capital Series Trust;
Trustee, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.;
Director, Emergent
Capital, Inc.
(until 2017);
Director, Ironsides
Partners Opportunity
Offshore Fund Ltd.
(until 2016).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(56)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Chief Executive Officer of HHI, LLC;	1	Trustee,
(51)		Since	Principal of NBC Bancshares, LLC;		High Income
		2009	Chief Executive Officer of Crossroads		Securities Fund.
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(76)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of three
funds and one
variable series trust)
(until 2019).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(54)	as of	Since	2009; Principal of the
	October	2009	general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser.	n/a	n/a
(51)	President	Since
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(75)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(50)	Compliance	Since	Compliance Officer of
	Officer	2020	Bulldog Investors, LLC;
	as of		Principal, the Law Office of
	April		Stephanie Darling;
	2020.		Editor-In-Chief, the
Investment Lawyer.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(50)	Financial	Since	of the Adviser.
	Officer	2014
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 7, 2020, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

 (This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2020 to 1/31/2020	N/A	N/A	N/A	N/A
2/1/2020 to 2/28/2020	N/A	N/A	N/A	N/A
3/1/2020 to 3/31/2020	N/A	N/A	N/A	N/A
4/1/2020 to 4/30/2020	N/A	N/A	N/A	N/A
5/1/2020 to 5/31/2020	N/A	N/A	N/A	N/A
6/1/2020 to 6/30/2020	N/A	N/A	N/A	N/A
Total

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)* /s/ Andrew Dakos
  Andrew Dakos, President

Date    September 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Andrew Dakos
  Andrew Dakos, President

Date    September 9, 2020

By (Signature and Title)* /s/ Thomas Antonucci
  Thomas Antonucci, Chief Financial Officer

Date    September 9, 2020

* Print the name and title of each signing officer under his or her signature.